# Lakeland Bancorp, Inc.

**INVESTOR PRESENTATION**

DECEMBER 31, 2011


We're simplifying banking.
Lakeland Bank
FDIC

THOMAS J. SHARA, PRESIDENT & CEO
JOSEPH F. HURLEY, EVP & CFO

Lakeland Bancorp, Inc.

# Statement Regarding Forward-Looking Information

The information disclosed in this document includes various forward-looking statements that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1994 with respect to credit quality (including delinquency trends and the allowance for loan and lease losses), corporate objectives, and other financial and business matters. The words "anticipates", "projects", "intends", "estimates", "expects", "believes", "plans", "may", "will", "should", "could", and other similar expressions are intended to identify such forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks, and uncertainties, all of which may change over time. Actual results could differ materially from such forward-looking statements.

In addition to the risk factors disclosed elsewhere in this document, the following factors, among others, could cause the Company's actual results to differ materially and adversely from such forward-looking statements: changes in the financial services industry and the U.S. and global capital markets, changes in economic conditions nationally, regionally and in the Company's markets, the nature and timing of actions of the Federal Reserve Board and other regulators, the nature and timing of legislature affecting the financial services industry, government intervention in the U.S. financial system, passage by the U.S. Congress of legislation which unilaterally amends the terms of the U.S. Department of the Treasury's preferred stock investment in the Company, changes in the levels of market interest rates, pricing pressures of the loan and deposit products, credit risks of the Company's lending and leasing activities, customers' acceptance of the Company's products and services competition.

The above-listed risk factors are not necessarily exhaustive, particularly as to possible future events, and new risk factors may emerge from time to time. Certain events may occur that could cause the Company's actual results to be materially different than those described in the Company's periodic filings with the Securities and Exchange Commission. Any statements made by the Company that are not historical facts should be considered to be forward-looking statements. The Company is not obligated to update and does not undertake to update any of its forward-looking statements made herein.

# Lakeland Bancorp, Inc.

# Corporate Profile

- Largest commercial bank focused exclusively on Northern New Jersey
- Founded in 1969
- Market Cap - $260 million
- $2.8 billion commercial bank
- 2.35% dividend yield
- 47 branches





Pennsylvania
New York
SUSSEX
WARREN
MORRIS
PASSAIC
BERGEN
ESSEX
Sussex/Wantage
Wantage
Vernon
Branchville
Branchville/Downtown
Hardyston
Franklin
West Milford
Hampton
Bristol Glen
Lafayette
Sparta
Sparta/Downtown
Ringwood
Newfoundland
ADMINISTRATIVE CENTER
Park Ridge
Stillwater
Wyckoff
Milton
Butler
North Haledon
North Warren
Fredon
Park Place
Andover
Byram
Woodland Commons
Cedar Crest Village
Pompton Plains
Wayne
Englewood
Rochelle Park
Teaneck
Boonton
Little Falls
Hackensack
Stanhope
Wharton
Caldwell

Stock price $10.23 as of February 6, 2012

Lakeland Bancorp, Inc.

# New Jersey
## #1 in Population Density & Household Income

| Current Couties of Operation | LBAI Deposits (6/30/2011) ($m) (1) | Market Deposits (6/30/2011) ($m) (1) | 2010 Median Household Income | Number of Small Businesses (2) |
|---|---|---|---|---|
| Bergen, NJ | $300 | $38,923 | $84,344 | 31,014 |
| Essex, NJ | $52 | $21,684 | $55,914 | 18,771 |
| Morris, NJ | $548 | $21,024 | $104,165 | 16,696 |
| Passaic, NJ | $544 | $10,057 | $62,322 | 11,454 |
| Sussex, NJ | $731 | $2,328 | $84,019 | 3,356 |
| Waren, NJ | $17 | $2,142 | $75,195 | 2,543 |
| **Total** | **$2,192** | **$96,158** | | **83,834** |
| **Contiguous Counties** | | | | |
| Hunterdon, NJ | | $3,428 | $109,643 | 3,874 |
| Somerset, NJ | | $13,728 | $101,044 | 9,525 |
| Rockland, NY | | $8,327 | $92,461 | 8,999 |
| Orange, NY | | $5,453 | $67,743 | 9,094 |
| **Total** | **0** | **$30,936** | | **31,492** |

SOURCE: SNL FINANCIAL / ESRI

(1) Data As Of June 30, 2010

(2) Data As Of 2008; Small Businesses Defined As Those With Less Than 100 Employees

Lakeland Bancorp, Inc.

# Deposit Market Share

- 2nd largest independent commercial bank in counties of operation
- Significant opportunity to take market share from larger competitors

| All Banks in Counties of Operation (1) | | | | |
|---|---|---|---|---|
| Rank | Institution | Number of Branches | Deposits in Market ($m) | Market Share (%) |
| 1 | Hudson City Bancorp Inc. (NJ) | 51 | 11,642 | 12.3 |
| 2 | Bank of America Corp. (NC) | 121 | 10,240 | 10.9 |
| 3 | Toronto-Dominion Bank | 99 | 9,641 | 10.2 |
| 4 | Wells Fargo & Co. (CA) | 98 | 8,601 | 9.1 |
| 5 | JPMorgan Chase & Co. (NY) | 141 | 8,304 | 8.8 |
| 6 | Valley National Bancorp (NJ) | 124 | 6,799 | 7.2 |
| 7 | PNC Financial Services Group (PA) | 118 | 6,270 | 6.6 |
| 8 | New York Community Bancorp (NY) | 14 | 4,163 | 4.4 |
| 9 | Investors Bancorp Inc. (MHC) (NJ) | 30 | 2,513 | 2.7 |
| 10 | Capital One Financial Corp. (VA) | 35 | 2,430 | 2.6 |
| **11** | **Lakeland Bancorp (NJ)** | **48** | **2,192** | **2.3** |
| 12 | Santander | 39 | 2,008 | 2.1 |
| 13 | HSBC | 6 | 1,807 | 1.9 |
| 14 | Columbia Bank MHC (NJ) | 23 | 1,713 | 1.8 |
| 15 | Provident Financial Services (NJ) | 21 | 1,480 | 1.6 |
| | **Total (1-15)** | 968 | 79,803 | 84.5 |
| | **Total (1-79)** | 1,231 | 94,294 | 100.0 |

| Independent Commercial Banks (2) in Counties of Operation (1) | | | | |
|---|---|---|---|---|
| Rank | Institution | Number of Branches | Deposits in Market ($m) | Market Share (%) |
| 1 | Valley National Bancorp (NJ) | 124 | 6,799 | 48.3 |
| **2** | **Lakeland Bancorp (NJ)** | **48** | **2,192** | **15.6** |
| 3 | Stewardship Financial Corp. (NJ) | 14 | 590 | 4.2 |
| 4 | North Jersey Cmty. Bncp. (NJ) | 6 | 512 | 3.6 |
| 5 | Peapack-Gladstone Financial (NJ) | 6 | 364 | 2.6 |
| 6 | Sussex Bancorp (NJ) | 8 | 350 | 2.5 |
| 7 | Bancorp of New Jersey Inc. (NJ) | 7 | 350 | 2.5 |
| 8 | First Hope Bancorp (NJ) | 6 | 340 | 2.4 |
| 9 | Community Bk. of Bergen County (NJ) | 4 | 290 | 2.1 |
| 10 | Pascack Bancorp Inc. (NJ) | 6 | 258 | 1.8 |
| 11 | Mariners Bancorp (NJ) | 7 | 242 | 1.7 |
| 12 | City National Bancshares Corp. (NJ) | 4 | 234 | 1.7 |
| 13 | Center Bancorp Inc. (NJ) | 3 | 197 | 1.4 |
| 14 | Regal Bank (NJ) | 4 | 174 | 1.2 |
| 15 | Highlands Bancorp Inc. (NJ) | 3 | 141 | 1.0 |
| | **Total (1-15)** | 250 | 13,033 | 92.6 |
| | **Total (1-79)** | 272 | 14,076 | 100.0 |

SOURCE: SNL FINANCIAL

(1) Counties of Operation include Bergen, Essex, Morris, Passsaic, Sussex and Warren

(2) Includes all commercial banks headquartered in New Jersey

Lakeland Bancorp, Inc.

# Experienced Management Team

| | Title | Years in Banking | Years with Lakeland | Previous Experience |
|---|---|---|---|---|
| Thomas J. Shara | President & CEO | 30 | 3 | Hudson United, TD Banknorth |
| Robert A. Vandenbergh | Chief Operating Officer | 30 | 12 | Midlantic |
| Joseph F. Hurley | Chief Financial Officer | 25 | 12 | Hudson United, HSBC |
| David S. Yanagisawa | Chief Lending Officer | 35 | 3 | Hudson United, TD Banknorth |
| Ronald Schwarz | Chief Retail Officer | 30 | 2 | Sovereign |
| Jim Noonan | Chief Credit Officer | 35 | 8 | Fleet Bank |
| Lou Luddecke | Chief Operations Officer | 30 | 12 | Horizon |

Lakeland Bancorp, Inc.

# Accomplishments

- Strong Commercial Loan Growth
- NPAs down 13% in 4Q
- Demand Deposits up 17% for the year
- Core Deposits represents 84% of Total Deposits
- TARP/CPP fully repaid through internal capital generation
- Tangible Common Equity Ratio up 13% in 2011

# Loan Portfolio

(Dollars in Millions)



$1,525
$1,719
$1,894
$1,945
$2,012
$356
$312
$120
$67
$29
2007
2008
2009
2010
2011
Loans ex Leases
Leases



20%
1%
4%
10%
15%
50%
CRE ($1,013m)
C&I ($210m)
Construction ($79m)
Leases ($29m)
Residential Mortgage ($406m)
Consumer ($304m)

# Commercial Loans

as of December 31, 2011

- Relationship banking and deposit focus
- Six NJ Lending Offices
- Centralized lending approval
- Average Commercial loan size - $550k
- Legal lending limit - $38m
- House limit - $26m
- Nineteen borrowers > $10m exposure

Commercial Loan Growth
ex leases & consumer loans
(dollars in millions)



$102
$143
$815
$108
$173
$914
$71
$194
$970
$79
$210
$1,013
2008
2009
2010
2011
CRE
C&I
Construction



C&I 6%
Multi- Family 11%
Office 13%
Other 5%
Mixed 6%
Owner Occupied 37%
Commercial Constr. 4%
Residential Constr. 4%
Retail 14%

Lakeland Bancorp, Inc.

# Residential & Consumer Loans
as of December 31, 2011

## Consumer:

- Outstanding $256m Home Equity + $48m Other
- 13,407 Loans



30%
24%
18%
12%
6%
0%
Average FICO scores (12/2010) = 748
0%
0%
1%
2%
7%
15%
18%
24%
26%
7%
< 500
500-539
540-579
580-619
620-659
660-699
700-739
740-779
780-819
> 820

% of known FICOs at 12/2010

## Residential:

- Outstanding $406m of 1 - 4 Family loans
- 1,787 Loans



45%
36%
27%
18%
9%
0%
Average FICO scores (12/2010) = 741
0%
1%
2%
5%
13%
25%
44%
10%
0%
< 499
500-549
550-599
600-649
650-699
700-749
750-799
800-849
> 850

# Investment Securities

as of December 31, 2011

- $544m (19% of Total Assets)
- Primarily for liquidity purposes
- Short agencies, MBS, Munis
- No significant write downs
- 2.46% Yield
- 3.24 year Weighted Average Life
- 3.00 year Modified Duration


14%
10%
4%
4%
68%
MBS/CMO ($370m)
Corporate Debt ($21m)
Munis ($77m)
Agencies ($53m)
Equities, FHLB, CRA ($23m)

Lakeland Bancorp, Inc.

# Municipal Securities Portfolio

as of December 31, 2011

| Rating | Count | Market Value (%) | Market Value ($) | Gain/Loss ($) |
|---|---|---|---|---|
| AAA | 21 | 14% | $11,026,096 | $638,636 |
| AA | 108 | 58% | 45,182,028 | 2,301,084 |
| A | 15 | 6% | 4,332,560 | 114,537 |
| BBB | 4 | 2% | 1,478,319 | 43,171 |
| Below Inv. Grade | 1 | 0% | 43,997 | -1,002 |
| Not Rated | 27 | 20% | 15,760,225 | 65,742 |
| **Total** | **176** | **100%** | **$77,823,225** | **$3,162,168** |

| Insured / Enhanced | |
|---|---|
| Insured and Enhanced | 10% |
| Insured | 31% |
| Enhanced | 14% |

| Breakout By State | |
|---|---|
| New Jersey | 54% |
| New York | 6% |
| Illinois | 4% |
| Minnesota | 4% |
| Other | 32% |

Lakeland Bancorp, Inc.

# Deposits

## Core Deposits 84% of Total Deposits

(Dollars in Millions)


16%
9%
7%
33%
20%
15%
DDA ($450m)
Savings ($334m)
NOW ($736m)
MMDA ($370m)
Time < $100k ($212m)
Time > $100k ($148m)


Demand Deposits
CAGR 17%
$302
$323
$383
$450
12/31/2008
12/31/2009
12/31/2010
12/31/2011

| | | | | |
|---|---|---|---|---|
| % of Total Deposits | 15% | 15% | 17% | 20% |

Lakeland Bancorp, Inc.

# Financial Highlights

- 2011 EPS of $0.69 compared to $0.60, up 15%
- 2011 Net Interest Margin at 3.85%
- 4Q NPA/TA 1.78%
- 2011 ROA of 0.71%
- 2011 ROCE of 8.53%
- 2011 TCE Ratio of 5.63%

# Peer Group Perfomance

Twelve month period ended September 30, 2011

## Net Interest Margin


3.85%
3.48%
3.79%
LBAI
NJ
High Performing

## Non-Interest Expense / Avg. Assets


2.45%
2.34%
2.65%
LBAI
NJ
High Performing


Efficiency Ratio
56.87%
57.79%
59.36%
LBAI
NJ
High Performing

Source: SNL Financial and Company earnings release; all financials at the consolidated holding company level (median metrics shown for each peer group)

Note: NJ comps include public banks headquartered in NJ with assets over $1 billion

High performing comps include public banks in the Mid-Atlantic region with assets between $1-5 billion, TCE/TA > 5.0%, and 2007-2011 Q3 ROA > 0.5%

# Deposit Pricing Trends



Weighted Average cost of total deposits for the quarter
0.82%
0.70%
0.64%
0.59%
0.53%
0.50%
0.46%
0.44%
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
2010
2011

Lakeland Bank
We're simplifying banking.™

# Net Interest Margin



3.41%
3.79%
3.74%
3.95%
3.85%

| Annually | 2007 | 2008 | 2009 | 2010 | 2011 |
|---|---|---|---|---|---|
| Asset Yield | 6.42% | 6.12% | 5.34% | 4.97% | 4.63% |
| IB Liability Cost | 3.51% | 2.71% | 1.89% | 1.21% | 0.96% |
| Spread | 2.91% | 3.41% | 3.45% | 3.76% | 3.67% |
| NIM | 3.41% | 3.79% | 3.74% | 3.95% | 3.85% |

Lakeland Bank
We're simplifying banking.™

# Credit Metrics

(Dollars in millions)

| December 31, 2011 (dollars in millions) | Outstanding | NPA | Net Charge-Offs | Charge-Offs as a % of Outstanding |
|---|---|---|---|---|
| CRE | $1,092 | $29.0 | $6.8 | **0.62%** |
| C & I | 210 | 4.6 | 4.8 | **2.29%** |
| Consumer | 304 | 3.3 | 2.7 | **0.89%** |
| Residential Mortgages | 406 | 11.6 | 1.7 | **0.42%** |
| Leasing | 29 | 0.5 | 1.7 | **5.86%** 3.33% of avg. outstanting |
| Foreclosures/ Repossesed | | 1.2 | | |
| TOTAL 2011 | $2,041 | $50.2 | $17.7 | **0.89%** |
| TOTAL 2010 | $2,012 | $44.6 | $17.5 | 0.88% |

LakelandBank
We're simplifying banking.™

# Capital Ratios

| | Well Capitalized | 12/31/2011 | Pro Forma |
|---|---|---|---|
| Leverage Ratio | 5% | 8.33% | 7.45% |
| Tier 1 Common Equity Ratio | N/A | 8.42% | 8.41% |
| Tier 1 Ratio | 6% | 11.23% | 9.99% |
| Total Risk Based Capital Ratio | 10% | 13.39% | 12.47% |



Tangible Common Equity Ratio
4.78%
5.03%
5.05%
5.01%
5.23%
5.46%
5.63%
5.63%
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
2010
2011

Lakeland Bancorp, Inc.

# Shareholder Returns


Last Twelve Months
5.64%
-1.38%
1.59%
LBAI
NJ
High Performing
2 Years
48.35%
16.62%
20.53%
LBAI
NJ
High Performing
3 Years
45.68%
16.66%
38.95%
LBAI
NJ
High Performing

Source: SNL Financial as of January 26, 2012; median return shown for each peer group
Note: NJ comps include public banks headquartered in NJ with assets over $1 billion
High performing comps include public banks in the Mid-Atlantic region with assets between $1-5 billion, TCE/TA > 5.0%, and 2007-2011 Q3 ROA > 0.5%
- Total return over the period based on price appreciation and the reinvestment of dividends

Lakeland Bancorp, Inc.

# LBAI Investment Considerations

- Attractive market demographics
- Experienced executive management team
- Right-sized institution
- Small business lending focus
- Low cost, core deposit franchise
- Disciplined expense culture
- TARP fully repaid
- Shareholder focus